                                                             Exhibit 99.B(a)(13)

                              ING SERIES FUND, INC.

                             ARTICLES SUPPLEMENTARY

     ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

     SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is Sixteen Billion (16,000,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Sixteen Million Dollars ($16,000,000).

     THIRD: A majority of the Board of Directors of the Corporation adopted resolutions classifying and designating Four Hundred Million (400,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation, under the authority contained in the charter of the Corporation, as additional shares of the following Classes (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

NAME OF CLASS                                            SHARES ALLOCATED
-------------                                            ----------------
ING 130/30 LargeCap Equity Fund - Class A                  100,000,000

ING 130/30 LargeCap Equity Fund - Class B                  100,000,000

ING 130/30 LargeCap Equity Fund - Class C                  100,000,000

ING 130/30 LargeCap Equity Fund - Class I                  100,000,000

     FOURTH:

     Section 4.1 A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

     The shares of ING 130/30 LargeCap Equity Fund - Class A, shares of ING 130/30 LargeCap Equity Fund - Class B, shares of ING 130/30 LargeCap Equity Fund
- Class C and ING 130/30 LargeCap Equity Fund - Class I shall represent an investment in a common investment fund.

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     Section 4.2 A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each common investment fund of the Corporation (each hereinafter referred to as a "Fund") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

          (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Fund shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Fund.

          (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Fund shall be allocated among the Classes invested in such Fund in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

          (iii) The liabilities and expenses attributable to the respective Classes invested in a common Fund shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Fund to holders of shares invested in the Fund may vary between the Classes.

          (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Fund shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

     FIFTH: (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

                                                 NAME OF CLASS                     NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                         ---------                    ----------------
ING Aeltus Money Market Fund                        Class A                       1,000,000,000

                                                    Class B                       1,000,000,000

                                                    Class C                       1,000,000,000

                                                    Class I                       1,000,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
                                                    Class O                       1,000,000,000

ING Balanced Fund                                   Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Classic Index Plus Fund                         Class A                         100,000,000

                                                    Class B                         100,000,000

ING Equity Income Fund                              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Global Science and Technology Fund              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Growth Fund                                     Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
                                                    Class O                         100,000,000

ING Index Plus LargeCap Fund                        Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING Index Plus MidCap Fund                          Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING Index Plus SmallCap Fund                        Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING International Growth Fund                       Class A                         200,000,000

                                                    Class B                         200,000,000

                                                    Class C                         200,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
                                                    Class I                         200,000,000

                                                    Class O                         200,000,000

ING Small Company Fund                              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Balanced Fund              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Growth Fund                Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Income Fund                Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
Brokerage Cash Reserves                                                           1,000,000,000

for a total of Thirteen Billion (13,000,000,000) shares classified into separate classes of Capital Stock, with Three Billion (3,000,000,000) being unclassified.

     (b) After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------

ING 130/30 LargeCap Equity Fund                     Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

ING Aeltus Money Market Fund                        Class A                       1,000,000,000

                                                    Class B                       1,000,000,000

                                                    Class C                       1,000,000,000

                                                    Class I                       1,000,000,000

                                                    Class O                       1,000,000,000

ING Balanced Fund                                   Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Classic Index Plus Fund                         Class A                         100,000,000

                                                    Class B                         100,000,000

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


                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
ING Equity Income Fund                              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Global Science and Technology Fund              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Growth Fund                                     Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Index Plus LargeCap Fund                        Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING Index Plus MidCap Fund                          Class A                         100,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING Index Plus SmallCap Fund                        Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

                                                    Class R                         100,000,000

ING International Growth Fund                       Class A                         200,000,000

                                                    Class B                         200,000,000

                                                    Class C                         200,000,000

                                                    Class I                         200,000,000

                                                    Class O                         200,000,000

ING Small Company Fund                              Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Balanced Fund              Class A                         100,000,000

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

                                                 NAME OF CLASS                      NUMBER OF
           NAME OF SERIES                          OF SERIES                    SHARES ALLOCATED
           --------------                          ---------                    ----------------
                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Growth Fund                Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

ING Strategic Allocation Income Fund                Class A                         100,000,000

                                                    Class B                         100,000,000

                                                    Class C                         100,000,000

                                                    Class I                         100,000,000

                                                    Class O                         100,000,000

Brokerage Cash Reserves                                                           1,000,000,000

for a total of Thirteen Billion, Four Hundred Million (13,400,000,000) shares classified into separate classes of Capital Stock, with Two Billion, Six Hundred Million (2,600,000,000) being unclassified.

     The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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     IN WITNESS WHEREOF, ING Series Fund, Inc. has caused these presents to be signed in its name on its behalf by its Senior Vice President and witnessed by its Secretary as of the 13TH day of MARCH 2006.

WITNESS:                                         ING Series Fund, Inc.


/s/ Theresa K. Kelety                            /s/ Robert S. Naka
-------------------------------                  ------------------------------
Name: Theresa K. Kelety                          Name: Robert S. Naka
Title: Secretary                                 Title: Senior Vice President

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